UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 17, 2017, the Board of Directors (the "Board") of Ocwen Financial Corporation (the "Company") increased the size of the Board from eight to nine and appointed Robert J. Lipstein to the Board to serve until the Company's next annual shareholder meeting.

The Board's Nomination/Governance Committee and the Board have determined that Mr. Lipstein is an independent director under the listing standards of the New York Stock Exchange.

Mr. Lipstein, 61, was formerly a partner with KPMG LLP and served as the Global IT Partner in Charge of Business Services from 2014-2016 and as an Advisory Business Unit Partner in Charge for its Mid-Atlantic Region from 2009-2014. His career at KPMG LLP began in 1977. In January 2017, he became a director at Cross Country Consulting, a privately-held consulting firm that focuses on corporate advisory services. Since January 2013, he has served as an Advisory Board Member of the Weinberg Center for Corporate Governance at the University of Delaware. Mr. Lipstein has a Bachelor of Science in Accounting from the University of Delaware.

Mr. Lipstein will receive compensation for his services as a director in accordance with the Company's standard compensation program for non-management directors. Mr. Lipstein also intends to enter into a customary indemnification agreement with the Company, the form of which is filed as Exhibit 10.1 to our Form 8-K filed with the Securities and Exchange Commission (SEC) on March 26, 2015.

Additionally, Ronald J. Korn has informed the Board that he does not wish to stand for re-election at the Company's annual shareholder meeting and will retire as a director effective on May 22, 2017. The Board has determined that the size of the Board will be reduced from nine to eight upon Mr. Korn's resignation on May 22, 2017.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by a reference to a future period or by use of forward-looking terminology.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change, which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward-looking statements and this may happen again.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the risks detailed in Ocwen's reports and filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2016 and any periodic or current reports since such date. Anyone wishing to understand Ocwen's business should review its SEC filings. Ocwen's forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Ocwen may post information that is important to investors on our website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: March 17, 2017	By:	/s/ Michael R. Bourque, Jr.
Michael R. Bourque, Jr.
Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)